U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                February 7, 2000


                                MULLY CORPORATION
             (Exact name of registrant as specified in its charter)


                                    COLORADO
                                    --------
                 (State or other jurisdiction of incorporation)


      0-25609                                    84-1381946
      -------                                    ----------
(Commission File No.)                           (IRS Employer
                                              Identification No.)

         12835 E. Arapahoe Road
           Tower I, Penthouse
           Englewood, Colorado                      80112
----------------------------------------           ------
(Address of principal executive offices)          (Zip code)

                               2851 S. Parker Road
                                    Suite 720
                             Aurora, Colorado 80014
                             ----------------------
          (Former name or former address, if changed since last report)





Registrant's telephone number, including area code: (303) 768-9221

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Item 2.  Acquisition and Disposition of Assets.

         Effective February 7, 2000, Mully Corporation (the "Company") entered into a letter of intent with Baby's Best Infant Formula, Inc. ("BBI"), a privately held Florida corporation, whereby the Company has agreed in principle to acquire all of the issued and outstanding shares of BBI, in exchange for issuance by the Company of previously unissued "restricted" common stock. The relevant terms of the proposed transaction require the Company to undertake a forward split of its issued and outstanding common stock, whereby 4 shares of common stock shall be issued for every one (1) share presently outstanding and, thereafter, issue to the BBI shareholders an aggregate of 15,000,000
"restricted" common shares, representing 90% of the Company's then outstanding common stock in exchange for all of the issued and outstanding shares of BBI. A copy of the letter of intent is attached hereto as Exhibit 10.1 and incorporated herein as if set forth.

         The proposed merger is subject to satisfaction of certain conditions, including completion of due diligence activities, the approval of the transaction by all of the BBI shareholders and the approval of the proposed transaction by the shareholders of the Company. If the proposed transaction with BBI is consummated, the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by the present management of BBI. If these conditions are met, it is expected that the proposed transaction with BBI will close on or about March 1, 2000. However, there are no assurances that the proposed transaction will close on the aforesaid date, or that any unforeseen delay will occur.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

         (c)  Exhibits.

         10.1 Letter of Intent between the Company and BBI.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MULLY CORPORATION



                                        By:/s/ Andrew I. Telsey
                                           --------------------
                                           Andrew I. Telsey,
                                           President

Dated:  February 14, 2000


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                                MULLY CORPORATION

                           --------------------------

                                  EXHIBIT 10.1

                           --------------------------

                            LETTER OF INTENT BETWEEN

                                 THE COMPANY AND

                                       BBI

                           --------------------------


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



                                MULLY CORPORATION
                         2851 S. Parker Road, Suite 720
                             Aurora, Colorado 80014


                                February 4, 2000


Board of Directors
Baby's Best Infant Formula, Inc.
10 Fairway Drive, Suite 205
Deerfield Bach, FL 33441
Attention: Ms. Pat Bishop, President

         Re: Plan of Merger Between Mully Corporation and Baby's Best Infant Formula, Inc.

Dear Ms. Bishop:

This letter is intended to express the general terms of the Plan of Merger to be formalized between Mully Corporation, a Colorado corporation ("Mully") and Baby's Best Infant Formula, Inc., a Florida corporation ("BBI"). The objective of our discussions has been the execution and consummation of applicable, formal Agreement(s) between Mully and BBI (the "Merger Agreements") which, among other things, would provide for the various matters set forth below.

     1. Plan of Merger and Reorganization of the Companies. The board of directors of Mully and BBI have completed an initial evaluation of the business plan, financial statements and other relevant corporate documents of the other and have concluded that a merger of BBI and Mully, whereby Mully would issue shares of its common stock equal to ownership of 90% of its outstanding shares (post forward split), in exchange for 100% of the then outstanding securities of BBI, would be in the best interest of both companies. It is the intent of the parties hereto that the proposed merger of BBI and Mully be effected as a tax-free reverse merger pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

     2. Terms of Merger.

     (A) Mully Capitalization. Mully's total authorized capital stock consists of 25,000,000 shares of Preferred Stock, par value $0.001 per share, and 100,000,000 Common Shares, par value $.001 per share. As of the date hereof there are 500,000 common shares of Mully issued and outstanding. There are no preferred shares issued or outstanding. Prior to Closing, as defined hereinbelow, the Board of Directors of Mully shall undertake a forward split of the Mully issued and outstanding common stock, whereby 10 shares of common stock shall be issued in exchange for each share of common stock issued and outstanding, in order to establish the number of issued and outstanding common shares of Mully at Closing to be 5,000,000 shares.

     (B) BBI's Capitalization. BBI's total authorized capital consists of 10,000,000 Common Shares, $0.001 par value per share. As of the date of Closing, as defined hereinbelow, there will be 10,000,000 Common Shares issued and outstanding.

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Ms. Pat Bishop
February 4, 2000
Page 2

     (C) Special Board and Shareholder Meetings.

     (i) Prior to Closing, the Board of Directors of Mully will call a special meeting of the Mully shareholders or otherwise obtain their unanimous consent, for the purposes of: (a) ratifying the transaction proposed herein; (b) amending the Mully Articles of Incorporation, to change the name of Mully to "Baby's Best.com, Inc", or such other name as may be available and acceptable to the present BBI Board of Directors, as well as approve a reorganization reincorporating Mully in the State of Florida; (c) providing applicable dissenter's rights afforded to the Mully Shareholders pursuant to the laws of the State of Colorado; and (d) undertaking any additional amendments to the Mully Articles of Incorporation reasonably requested by the BBI Board of Directors and acceptable to the Mully Board of Directors.

     (ii) Prior to Closing, the Board of Directors of BBI will (a) call a special meeting of the BBI shareholders, or otherwise obtain the necessary consent for the purposes of ratifying the transaction proposed herein, including providing applicable dissenter's rights afforded to the BBI Shareholders pursuant to the laws of the State of Florida; and (b) take all additional action necessary to cause the intent of this letter to be adopted and ratified.

     (D) Merger. Subject to the approval of the terms and conditions contained herein by the Mully and BBI shareholders (hereinafter the "Closing Date"), BBI shall merge with Mully, with Mully emerging as the surviving entity, by the BBI shareholders exchanging all of the issued and outstanding BBI Stock owned by them for 15,000,000 "restricted" Common Shares of Mully.

     (E) Officers and Directors. At Closing, the present officers and directors of Mully shall deliver to BBI their respective letters of resignation, along with certified minutes of the Mully Board of Directors accepting such resignation and appointing to the Mully Board those persons designated by BBI to be officers and directors of the surviving entity herein.

     3. Financial Condition of Mully. Except as provided herein, as of the Closing Date, Mully balance sheet will reflect no assets or liabilities.

     4. Financial Condition of BBI. BBI hereby represents and warrants that its unaudited financial statements for the fiscal year ended December 31, 1999, as provided to Mully by BBI present fairly as of their date the financial condition of BBI. BBI has experienced no material negative events subsequent to December 31, 1999.

     5. Conditions to Closing.

     (A) Closing. The Closing of the transaction proposed herein shall take place as soon as practical after the Mully Information Statement is filed with the SEC and the respective shareholders of Mully and BBI approve the terms included herein. The Closing shall take place in Aurora, Colorado at the offices of Mully, 2851 S. Parker Road, Suite 720, Aurora, Colorado

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Ms. Pat Bishop
February 4, 2000
Page 3

80014, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

     (B) To Be Provided by BBI. At Closing, or as soon thereafter as possible, but in no event later than 60 days after the date of Closing, BBI shall provide to the present Board of Directors of Mully the following:

     i) a financial audit of it's books through December 31, 1999, which shall be prepared in accordance with Generally Accepted Accounting Principles and which audit will be provided by an independent, SEC Certified Public Accountant and such audit shall demonstrate balance sheet information consistent with the financial information provided to Mully by BBI prior to Closing; and

     ii) an investment letter in a form acceptable to counsel to Mully, duly executed by each BBI shareholder, acknowledging that each such shareholder is exchanging their respective securities of BBI for their pro rata applicable number of Mully common shares, that such shares to be acquired by each BBI shareholder are solely for their account and for investment and they have no plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person such shares, or any portion thereof.

     (C) Non-Delivery. Failure by BBI to provide those items described hereinabove, or failure of said audit to confirm the financial condition of BBI as represented herein, shall render this proposed transaction voidable at the discretion of the present Board of Directors of Mully. For purposes herein, any deviation in excess of 10% shall be construed as conforming with the financial condition of BBI represented herein.

     (D) Representations of Mully. Mully hereby represents that, as of the Closing date, it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 10-K, 10-KSB, 10-Q and/or 10-QSB.

     6. Confidentiality. Upon the signing of this Letter of Intent, Mully and BBI will provide to each other full access to their books and records and will furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information), obtained concerning the other's operations, assets and business.

     7. Retainer of Counsel. Because Mully does not have sufficient available cash and as a material condition hereto, upon execution hereof by BBI, BBI shall tender a non-refundable fee of $25,000 to Andrew I. Telsey, P.C., legal counsel to Mully, as full and complete costs applicable to expenses to be incurred by Mully relevant herein and for preparation of all legal documents necessary to consummate the transaction proposed herein, including preparation of all SEC

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Ms. Pat Bishop
February 4, 2000
Page 4

filings and other related documentation.

     8. Finders Fees. It is hereby acknowledged that each party hereto may be responsible for payment of certain finders fees relating to the transaction proposed herein and that as a further condition to Closing, as defined herein, each party shall warrant in such Closing documents that such finders fees have been paid and further, shall indemnify and hold harmless the other party from such obligation.

     9. Counterparts Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

     10. Jurisdiction. It is the intention of the parties that the laws of the State of Colorado govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

     11. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested postage prepaid, at such party's address listed hereinabove, or to such other address as shall be furnished in writing by any party to the other. any such notice shall be deemed to be given three (3) days after deposited in the U.S. mail.

     12. Further Action. Each party shall execute and deliver such papers, documents and instruments, and perform such acts as are necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

     13. Amendments. This Agreement may only be amended by the mutual consent of all the parties hereto which Amendment shall be in writing, duly executed by the parties.

Except for the agreements set forth in Paragraph 6, 7 and 8 hereof, this letter is not intended as a contract or to create any enforceable rights or obligations whatsoever on the part of either party. No obligations on the part of either party with respect to the matters covered hereby (other than as set forth in Paragraphs 6, 7 and 8) shall exist unless and until a written agreement, satisfactory in form and substance to both parties, has been approved by their respective boards of directors and shareholders, if necessary and executed by officers specifically authorized to do so.


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Ms. Pat Bishop
February 4, 2000
Page 5

If the foregoing accurately reflects your understanding of the terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

MULLY CORPORATION



By:   s/Andrew I. Telsey
   ---------------------------
   Andrew I. Telsey, President

APPROVED AND ACCEPTED this 7th day of February, 2000.

BABY'S BEST INSTANT FORMULA, INC.


 s/Patricia A. Bishop
-----------------------------
Patricia A. Bishop, President

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